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                             EDGAR LOMAX VALUE FUND




















                                  ANNUAL REPORT



                               FOR THE YEAR ENDED
                                OCTOBER 31, 2001

                             EDGAR LOMAX VALUE FUND

                                  Annual Report
                                November 25, 2001


Dear Fellow Shareholder:

     You may recall that the Edgar Lomax Value Fund opened nearly four years ago
- December 12, 1997 to be exact. While the environment for stock investing has changed substantially over this period, we hope you have recognized the relative stability of the Fund's performance record. For example, from March 31, 2000 (approximately when the various stock market indexes hit their highs) through October 31, 2001, the Fund rose an unannualized 3.46% in comparison to an S&P 500 index loss of 27.95%.

     Performance also held up quite well during the year ended this past October
31. Specifically, the S&P 500 index fell 24.95% for the year, while the Fund's shares declined only 9.48%. This market decline is a sharp reminder to the investment community that periodic losses, even in the bluest of "blue chip" investments, were not forever outlawed by the great bull market of the 1990s. Let me assure you, however, that declines are a healthy part of a stock market's long-term advance. They often wash out speculation that, if left unchecked, could lead to a crash-type event in the market. Finally, do not forget that outperforming the market (e.g., the S&P 500 index) by showing a much smaller loss is every bit as important in the long term as besting it by a similar amount when the market is rising.

     In fact, we do not find the latest market decline reason for concern. When a stock market advances at a higher-than-normal rate (such as during the latter half of the last decade), many investors begin to view the market less as a means of buying and selling corporate ownership stakes and more as an effortless way to trade stock in gambling-like fashion for short-term profit. As a result, stock prices rise primarily because some investors are willing to "pay up" to be part of the game, not because the corporations are considerably more valuable. Had prices risen even higher during the most recent technology-driven bull market, the inevitable correction could have been much more severe and damaging to the economy.

     Ultimately, a sound investment program should be easy to maintain and should cause few, if any, sleepless nights. Our investment strategy attempts - successfully, so far - to avoid sharp volatility in the value of the Fund's holdings. Quite frankly, we do this by investing in, generally, asset-rich companies with steadily growing earnings, while intentionally avoiding those stocks with perceived "great" potential and whose high prices, consequently, bring tremendous risk. It is no coincidence, then, that you see so many household names, such as Dow Chemical and Exxon Mobil, in the Fund's portfolio. To use a baseball analogy, we are confident that our ability to deliver consistent base hits eliminates even the temptation to swing for high-risk home runs.

     Once again, we greatly appreciate your investment in the Fund and hope you are pleased with our service to date. Meanwhile, rest assured that we will continue to extend our best efforts on your behalf.

Cordially,

/s/ Randall R. Eley

Randall R. Eley

                             EDGAR LOMAX VALUE FUND

                             EDGAR LOMAX VALUE FUND

  Comparison of the change in value of a $10,000 investment in the Edgar Lomax
         Value Fund versus the S&P 500 Composite Stock Price Index, the S&P/Barra Value Index and the Lipper Large Cap Value Fund Index.

                                                                     LIPPER
                                   S&P 500                          LARGE CAP
               EDGAR LOMAX     COMPOSITE STOCK      S&P/BARRA      VALUE FUND
               VALUE FUND        PRICE INDEX       VALUE INDEX       INDEX
               ----------        -----------       -----------       -----
12/12/97         10,000            10,000            10,000          10,000
12/31/97         10,169            10,187            10,187          10,114
01/31/98          9,949            10,303            10,062          10,129
04/30/98         11,150            11,724            11,499          11,390
07/31/98         10,619            11,864            11,175          11,208
10/30/98         10,789            11,679            10,727          10,955
01/31/99         11,031            13,650            11,918          12,158
04/30/99         12,770            14,282            13,051          12,962
07/31/99         12,517            14,254            12,858          12,924
10/31/99         11,981            14,675            12,722          12,808
01/31/00         11,038            15,055            13,862          12,688
04/30/00         11,276            15,723            14,254          13,120
01/31/01         12,946            14,092            15,830          13,620
10/31/01         11,242            11,040            12,420          11,432

Past performance is no guarantee of future results. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. An Index does not incur expenses and is not available for investment.

*The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*The S&P/Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

*The Lipper Large Cap Value Fund Index consists of the largest value funds as tracked by Lipper Inc. Large Cap Value funds seek long-term growth of capital of investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

                         Average Annual Total Return(1)
                     One year.......................(9.48%)
                     Since inception (12/12/97)..... 3.06%

                             EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2001
--------------------------------------------------------------------------------
Shares    COMMON STOCKS: 99.43%                                     Market Value
--------------------------------------------------------------------------------

          AEROSPACE/DEFENSE: 5.13%
 2,700    General Dynamics Corp. .................................  $   220,320
 2,800    Rockwell Collins, Inc. .................................       37,800
                                                                    -----------
                                                                        258,120
                                                                    -----------
          AIRLINES: 1.09%
 2,400    Delta Air Lines, Inc. ..................................       54,864
                                                                    -----------
          ALUMINUM: 3.47%
 5,400    Alcoa, Inc. ............................................      174,258
                                                                    -----------
          AUTOMOBILES: 1.75%
 2,125    General Motors Corp.                                           87,805
                                                                    -----------
          BANKS - MAJOR REGIONAL: 1.33%
 3,789    U.S. Bancorp ...........................................       67,368
                                                                    -----------
          CHEMICALS:  5.53%
 4,238    E. I. du Pont de Nemours and Co. .......................      169,477
 3,275    The Dow Chemical Co. ...................................      108,894
                                                                    -----------
                                                                        278,371
                                                                    -----------
          COMPUTERS - HARDWARE: 1.27%
 3,800    Hewlett-Packard Co......................................       63,954
                                                                    -----------
          ELECTRIC COMPANIES: 8.14%
 3,675    American Electric Power Company, Inc.                         153,984
 1,100    Entergy Corp. ..........................................       42,735
 2,355    Mirant Corp.* ..........................................       61,230
 6,325    The Southern Co. .......................................      151,168
                                                                    -----------
                                                                        409,117
                                                                    -----------
          ELECTRICAL EQUIPMENT: 0.85%
 3,100    Rockwell International Corp. ...........................       42,718
                                                                    -----------

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          FINANCIAL - DIVERSIFIED: 5.96%
 1,700    Citigroup, Inc. ........................................  $    77,384
 5,865    J.P. Morgan Chase & Co. ................................      207,386
   300    Morgan Stanley Dean Witter & Co. .......................       14,676
                                                                    -----------
                                                                        299,446
                                                                    -----------
          FOODS: 6.55%
 7,600    Ralston Purina Co. .....................................      249,204
 3,600    Sara Lee Corp. .........................................       80,244
                                                                    -----------
                                                                        329,448
                                                                    -----------
          HEALTH CARE - MANAGED CARE: 1.78%
 1,225    CIGNA Corp. ............................................       89,303
                                                                    -----------
          INSURANCE - MULTI-LINE: 3.67%
   289    American International Group, Inc. .....................       22,715
 3,000    The Hartford Financial Services Group, Inc. ............      162,000
                                                                    -----------
                                                                        184,715
                                                                    -----------
          INVESTMENT BANKING/BROKERAGE: 1.48%
   700    Lehman Brothers Holdings, Inc. .........................       43,722
   700    Merrill Lynch & Co., Inc. ..............................       30,597
                                                                    -----------
                                                                         74,319
                                                                    -----------
          MACHINERY - DIVERSIFIED: 4.89%
 5,500    Caterpillar, Inc. ......................................      245,960
                                                                    -----------
          MANUFACTURING - DIVERSIFIED: 6.55%
 2,400    Minnesota Mining and Manufacturing Co. .................      250,512
 1,600    Tyco International Ltd. ................................       78,624
                                                                    -----------
                                                                        329,136
                                                                    -----------
          OIL - INTERNATIONAL INTEGRATED: 5.26%
 6,700    Exxon Mobil Corp. ......................................      264,315
                                                                    -----------
          PAPER & FOREST PRODUCTS: 7.44%
 7,100    International Paper Co. ................................      254,180
 2,400    Weyerhaeuser Co. .......................................      119,784
                                                                    -----------
                                                                        373,964
                                                                    -----------

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          PHOTOGRAPHY/IMAGING: 3.75%
 7,375    Eastman Kodak Co. ......................................  $   188,579
                                                                    -----------
          RAILROADS: 3.96%
 7,400    Burlington Northern Santa Fe Corp. .....................      198,838
                                                                    -----------
          RESTAURANTS: 1.87%
 3,600    McDonald's Corp. .......................................       93,852
                                                                    -----------
          RETAIL - DEPARTMENT STORES: 0.38%
   600    The May Department Stores Co. ..........................       18,870
                                                                    -----------
          RETAIL - GENERAL MERCHANDISE: 1.93%
 2,500    Sears Roebuck & Co. ....................................       96,925
                                                                    -----------
          RETAIL - SPECIALTY/APPAREL: 1.62%
 7,300    The Limited, Inc. ......................................       81,395
                                                                    -----------
          TELECOMMUNICATIONS - CELLULAR/WIRELESS:  0.61%
 2,123    AT&T Wireless Services, Inc. ...........................       30,656
                                                                    -----------
          TELECOMMUNICATIONS - LONG DISTANCE: 2.18%
 7,200    AT&T Corp. .............................................      109,800
                                                                    -----------
          TELEPHONE: 5.64%
 4,300    SBC Communications, Inc. ...............................      163,873
 2,400    Verizon Corp. ..........................................      119,544
                                                                    -----------
                                                                        283,417
                                                                    -----------
          TOBACCO: 5.35%
 5,750    Philip Morris Companies, Inc. ..........................      269,099
                                                                    -----------
          Total Common Stocks (Cost $5,349,395) ..................    4,998,612
                                                                    -----------

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------
SHARES    SHORT TERM-INVESTMENTS: 0.71%                             MARKET VALUE
--------------------------------------------------------------------------------

35,877    Federated Cash Trust Treasury (Cost $35,877) ...........  $    35,877
                                                                    -----------
          Total Investments in Securities
            (Cost $5,385,272+): 100.14% ..........................    5,034,489
          Liabilities in Excess of Other Assets: (0.14%) .........       (7,285)
                                                                    -----------
          Net Assets: 100.00% ....................................  $ 5,027,204
                                                                    ===========

*  Non-income producing securities.
+ At October 31, 2001, the cost of securities for Federal tax purposes was $5,395,028.

Gross unrealized appreciation and depreciation of securities is as follows:

          Gross unrealized appreciation ..........................  $   369,145
          Gross unrealized depreciation ..........................     (729,684)
                                                                    -----------
            Net unrealized depreciation ..........................  $  (360,539)
                                                                    ===========

                             EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (identified
    cost of $5,385,272) ........................................    $ 5,034,489
  Receivables
    Dividends ..................................................          6,925
    Due from advisor ...........................................          3,529
  Prepaid expenses .............................................          2,420
                                                                    -----------
      Total assets .............................................      5,047,363
                                                                    -----------
LIABILITIES
  Payables
    Administration fees ........................................          2,548
  Accrued expenses .............................................         17,611
                                                                    -----------
      Total liabilities ........................................         20,159
                                                                    -----------

NET ASSETS .....................................................    $ 5,027,204
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$5,027,204 / 498,309 shares outstanding; unlimited number
  of shares (par value $0.01) authorized] ......................    $     10.09
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................    $ 5,256,411
  Undistributed net investment income ..........................         64,171
  Accumulated net realized gain on investments .................         57,405
  Net unrealized depreciation on investments ...................       (350,783)
                                                                    -----------
      Net assets ...............................................    $ 5,027,204
                                                                    ===========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ....................................................    $ 132,999
                                                                      ---------

  Expenses
    Advisory fees (Note 3) .......................................       52,066
    Administration fees (Note 3) .................................       30,000
    Professional fees ............................................       22,383
    Fund accounting fees .........................................       18,699
    Transfer agent fees ..........................................       13,501
    Custody fees .................................................        5,599
    Trustee fees .................................................        4,300
    Shareholder Reporting ........................................        3,000
    Miscellaneous ................................................        2,500
    Registration fees ............................................        2,170
    Insurance expense ............................................        1,464
                                                                      ---------
      Total expenses .............................................      155,682
      Less, advisory fee waiver and absorption (Note 3) ..........      (87,273)
                                                                      ---------
      Net expenses ...............................................       68,409
                                                                      ---------
        NET INVESTMENT INCOME ....................................       64,590
                                                                      ---------

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
  Net realized gain on investments ...............................       67,605
  Net change in unrealized depreciation on investments ...........     (624,964)
                                                                      ---------
     Net realized and unrealized loss on investments .............     (557,359)
                                                                      ---------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $(492,769)
                                                                      =========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Year               Year
                                                                                Ended              Ended
                                                                          October 31, 2001    October 31, 2000
                                                                          ----------------    ----------------
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income ...............................................      $    64,590         $    47,228
  Net realized gain on investments ....................................           67,605             116,193
  Net change in unrealized (depreciation)/appreciation on investments .         (624,964)             15,417
                                                                             -----------         -----------
      NET (DECREASE) / INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         (492,769)            178,838
                                                                             -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..........................................          (46,639)            (36,575)
  From net realized gain ..............................................         (115,338)           (218,064)
                                                                             -----------         -----------
      Total dividends and distibution to shareholders .................         (161,977)           (254,639)
                                                                             -----------         -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase in net assets derived from net change in
    outstanding shares (a) ............................................          922,778             568,395
                                                                             -----------         -----------
  TOTAL INCREASE IN NET ASSETS ........................................          268,032             492,594

NET ASSETS
Beginning of period ...................................................        4,759,172           4,266,578
                                                                             -----------         -----------
END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
  $64,171 AND $46,220 FOR 2001 AND 2000, RESPECTIVELY) ................      $ 5,027,204         $ 4,759,172
                                                                             ===========         ===========

(a) A summary of share transactions is as follows:

                                                                Year                         Year
                                                                Ended                        Ended
                                                           October 31, 2001             October 31, 2000
                                                      -------------------------    -------------------------
                                                      Shares    Paid in Capital     Shares   Paid in Capital
                                                      ------    ---------------     ------   ---------------
Shares sold .......................................   74,471       $ 795,884        78,917      $ 840,168
Shares issued on reinvestments of distributions....   13,856         161,977         4,763         51,488
Shares redeemed....................................   (3,083)        (35,083)      (30,703)      (323,261)
                                                      ------         -------       -------       --------
Net increase.......................................   85,244       $ 922,778        52,977      $ 568,395
                                                      ======       =========        ======      =========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                    Year              Year               Year         December 12, 1997*
                                                    Ended             Ended              Ended             through
                                             October 31, 2001   October 31, 2000   October 31, 1999   October 31, 1998
                                             ----------------   ----------------   ----------------   ----------------
Net asset value, beginning of period ....        $   11.52          $   11.85          $   10.78          $   10.00
                                                 ---------          ---------          ---------          ---------
Income from investment operations:
  Net investment income .................             0.13               0.12               0.08               0.07
  Net realized and unrealized (loss)/gain
    on investments ......................            (1.17)              0.26               1.10               0.72
                                                 ---------          ---------          ---------          ---------
Total from investment operations ........            (1.04)              0.38               1.18               0.79
                                                 ---------          ---------          ---------          ---------
Less distributions:
  From net investment income ............            (0.11)             (0.10)             (0.07)             (0.01)
  From net realized gain on investments .            (0.28)             (0.61)             (0.04)              0.00
                                                 ---------          ---------          ---------          ---------
Total distributions .....................            (0.39)             (0.71)             (0.11)             (0.01)
                                                 ---------          ---------          ---------          ---------

Net asset value, end of period ..........        $   10.09          $   11.52          $   11.85          $   10.78
                                                 =========          =========          =========          =========

TOTAL RETURN ............................            (9.48%)             3.65%             11.05%              7.89%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...        $   5,027          $   4,759          $   4,267          $   3,294

Ratio of expenses to average net assets:
  Before expense reimbursement ..........             2.99%              3.59%              3.63%              4.67%+
  After expense reimbursement ...........             1.31%              1.75%              1.75%              1.75%+

Ratio of net investment loss to average
  net assets:
  After expense reimbursement ...........             1.24%              1.22%              0.81%              0.81%+

Portfolio turnover rate .................            30.47%             47.43%             41.85%             32.71%

*   Commencement of operations.
+   Annualized.
++  Not Annualized.

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS AT OCTOBER 31, 2001
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Edgar Lomax Value Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek growth of capital, with a secondary objective of providing income. The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended October 31, 2001, The Edgar Lomax Company (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended October 31, 2001, the Fund incurred $52,066 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor agreed, on January 2, 2001 to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.23% of average net assets (the "expense cap"). For the year ended October 31, 2001, the Fund's aggregate annual operating expenses were 1.31% of average net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended October 31, 2001, the Advisor reduced its fees and absorbed Fund expenses in the amount of $87,273; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $297,370 at October 31, 2001.

                         Year                   Amount
                         ----                   ------
                         2003                  210,097
                         2004                   87,273
                                              $297,370

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Fund asset level                          Fee rate
     ----------------                          --------
     Less than $15 million                     $30,000
     $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
     More than $150 million                    0.05% of average daily net assets

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

     Effective October 1, 2001, the Administrator and Distributor were acquired by a wholly owned subsidiary of US Bancorp.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended October 31, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,427,813 and $1,566,582, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Edgar Lomax Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Edgar Lomax Value Fund, series of Advisors Series Trust (the "Fund") at October 31, 2001, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provides a reasonable basis for the opinion. The financial highlights for the period ended October 31, 1998, was audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those financial highlights.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


New York, New York
December 18, 2001

                                 PRIVACY NOTICE

     The Edgar Lomax Value Fund and The Edgar Lomax Company collect non-public information about you from the following sources:

     *    Information we receive about you on applications or other forms;
     *    Information you give us orally; and
     *    Information about your transactions with us or others.

     We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

                                     ADVISOR

                             The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                              Springfield, VA 22150
                            www.edgarlomax.cihost.com


                                   DISTRIBUTOR

                            Quasar Distributions, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202


                                    CUSTODIAN

                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202


                                 TRANSFER AGENT

                             ICA Fund Services, LLC
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018
                                 (800) 576-8229


                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers, LLP
                           1177 Avenue of the Americas
                               New York, NY 10036


                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104